SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549




                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                Date of Report   January 31, 1996
                                -----------------
                (Date of earliest event reported)


                       FORD MOTOR COMPANY
                        ------------------
     (Exact name of registrant as specified in its charter)


                            Delaware
                            --------
         (State or other jurisdiction of incorporation)


         1-3950                                     38-0549190
         ------                                     ----------
(Commission File Number)                 (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan             48121
 --------------------------------------             -----
(Address of principal executive offices)          (Zip Code)



     Registrant's telephone number, including area code 313-322-3000
                                                        ------------

Item 5.  Other Events.
---------------------

     News release dated January 31, 1996, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information
and Exhibits.
--------------------------------------------------------------

                            EXHIBITS
                            --------
Designation         Description                   Method of Filing
-----------         -----------                   ----------------

Exhibit 20        News release dated              Filed with this
                  January 31, 1996                Report




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR COMPANY
                                            (Registrant)

Date:  January 31, 1996                     By/s/Peter Sherry, Jr.
                                              --------------------
                                              Peter Sherry, Jr.
                                              Assistant Secretary

                          EXHIBIT INDEX
                          -------------

DESIGNATION              DESCRIPTION                 PAGE
-----------              -----------                 ----

Exhibit 20               News release dated
                         January 31, 1996